Securities and Exchange Commission

                      Washington, DC 20549

                           Form 8-K/A

                         Current Report
                        (Amendment No. 1)

             Pursuant to Section 13 to 15(d) of the
                  Securities Exchange Act 1934

                   Date of Report July 1, 1996
                (Date of earliest event reported)



                     CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)


            Delaware         1-9874       94-2213782
      (State of other     (Commission File    (IRS Employer
        jurisdiction of     Number)        Identification No.
                         incorporation)


  302 South 36th Street, Suite 400,  Omaha,  NE          68131
   (Address of principle executive offices)          Zip Code


 Registrant's Telephone Number, including area code:  (402) 341-
                              4500

                                         N/A

Item 2.  Acquisition or Disposition of Assets

     On April 17, 1996, the Registrant completed the acquisition of Edison Mission Energy's 50% interest in four geothermal facilities at Imperial Valley, California, for a cash purchase price of $70 million, resulting in the Registrant owning an additional 74 net MW of generating capacity. The acquisition involved the sale to a subsidiary of the Registrant by Edison Mission Energy of 100% of the stock in four of its subsidiaries which own general and limited partnership interests in four geothermal energy projects currently operated by an affiliate of the Registrant.

     The Registrant previously reported this event as Item 2 on Form 8-K dated April 17, 1996, noting that the financial statements would be filed at a later date as part of an amendment. Such financial statements are included herein.

Item 7.  Financial Statements and Exhibits

  (a)  Financial statements of business acquired:

      BN Geothermal Inc.
        Report of Independent Public Accountants         4
        Balance Sheets as of December 31, 1995 and 1994  5
        Statements of operations for the years ended
           December 31, 1995, 1994 and 1993              6
        Statements of shareholder's equity               7
        Statements of cash flows for the years ended
           December 31, 1995, 1994 and 1993              8
        Notes to financial statements                    9

      Conejo Energy Company
        Report of Independent Public Accountants        15
        Balance Sheets as of December 31, 1995 and 1994 16
        Statements of operations for the years ended
           December 31, 1995, 1994 and 1993             17
        Statements of shareholder's equity              18
        Statements of cash flows for the years ended
           December 31, 1995, 1994 and 1993             19
        Notes to financial statements                   20

      Niguel Energy Company
        Report of Independent Public Accountants        26
        Balance Sheets as of December 31, 1995 and 1994 27
        Statements of Income for the years ended
           December 31, 1995, 1994 and 1993             28
        Statements of shareholder's equity              29
        Statements of cash flows for the years ended
           December 31, 1995, 1994 and 1993             30
        Notes to financial statements                   31

      San Felipe Company
        Report of Independent Public Accountants        37
        Balance Sheets as of December 31, 1995 and 1994 38
        Statements of operations for the years ended
           December 31, 1995, 1994 and 1993             39
        Statements of shareholder's equity              40
        Statements of cash flows for the years ended
           December 31, 1995, 1994 and 1993             41
        Notes to financial statements                   42

Financial statements for the period ended March 31, 1996:

      BN Geothermal Inc.
        Balance sheets as of March 31, 1996             48
        Statements of operations for the three
           months ended March 31, 1996                  49
        Statements of cash flows for the three
           months ended March 31, 1996                  50
        Notes to financial statements                   51

      Conejo Energy Company
        Balance sheets as of March 31, 1996             53
        Statements of operations for the three
           months ended March 31, 1996                  54
        Statements of cash flows for the three
           months ended March 31, 1996                  55
        Notes to financial statements                   56

      Niguel Energy Company
        Balance sheets as of March 31, 1996             58
        Statements of income for the three
           months ended March 31, 1996                  59
        Statements of cash flows for the three
           months ended March 31, 1996                  60
        Notes to financial statements                   61

      San Felipe Energy Company
        Balance sheets as of March 31, 1996             63
        Statements of operations for the three
           months ended March 31, 1996                  64
        Statements of cash flows for the three
           months ended March 31, 1996                  65
        Notes to financial statements                   66

  (b) Pro Forma financial information:
        Condensed balance sheet as of March 31, 1996    69
        Condensed statement of earnings for the year
           ended December 31, 1995                      70
        Condensed statement of earnings for the three
           months ended March 31, 1996                  71
        Note to Pro Forma Condensed Combined Unaudited
           Financial Data                               72
            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



  To the Board of Directors of BN Geothermal Inc.:

  We have audited the accompanying balance sheets of BN Geothermal Inc. as of December 31, 1995 and 1994, and the related statements of operations, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the summary financial information of Vulcan/BN Geothermal Power Company (a Nevada general partnership in which BN Geothermal Inc. owns a 50 percent interest) included in Note 4 to the financial statements.
  That information was derived from statements which were audited by other auditors whose reports have been furnished to us and our opinion, insofar as it relates to such amounts, is based solely on the reports of other auditors.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

  In our opinion, based upon our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of BN Geothermal Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.



                                    ARTHUR ANDERSEN LLP

  Orange County, California
  June 7, 1996
                       BN GEOTHERMAL INC.

           BALANCE SHEETS - DECEMBER 31, 1995 AND 1994
                         (In thousands)






                                             1995        1994
ASSETS

Investment in partnership                 $  2,365    $ 16,315
Deferred taxes and tax credits, net          8,081       4,962
                                          --------    --------
Total assets                              $ 10,446    $ 21,277
                                          ========    ========


LIABILITIES AND SHAREHOLDER'S EQUITY

Accounts payable - affiliates             $  3,073    $    782
                                          --------    --------
          Total liabilities                  3,073         782
                                          --------    --------

Shareholder's equity:
Common stock, no par value;
  10,000 shares authorized;
  100 shares issued and outstanding              1           1
Additional paid-in capital                  47,960      47,960
Accumulated deficit                       (40,588)    (27,466)
                                          --------    --------
          Total shareholder's equity         7,373      20,495
                                          --------    --------
Total liabilities and shareholder's
  equity                                  $ 10,446    $ 21,277
                                          ========    ========


  The accompanying notes are an integral part of these balance sheets.

                       BN GEOTHERMAL INC.

                    STATEMENTS OF OPERATIONS

      FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                         (In thousands)




                                         1995     1994     1993
Operating Revenue:
  Equity in income from partnership     $   - $     -   $ 2,211
                                        ----- -------   -------
      Total operating revenue               -       -     2,211
                                        ----- -------   -------
Operating Expenses:
  Administrative and general
    expenses                              685     625       845
  Depreciation and amortization             -       -        23
  Impairment of investment                  -       -    13,971
                                        ----- -------   -------
     Total operating expenses             685     625    14,839
                                        ----- -------   -------
Loss before income taxes                (685)   (625)  (12,628)

Credit for income taxes                 (731) (1,042)   (3,268)
                                        ----- -------  --------
Income (loss) before cumulative effect
  of change in accounting principle        46     417   (9,360)

Cumulative effect on prior years of
  change in accounting for income taxes    -        -     1,420
                                        ----- -------  --------
NET INCOME (LOSS)                       $  46 $   417 $ (7,940)
                                        ===== =======  ========


 The accompanying notes are an integral part of these financial statements.

                       BN GEOTHERMAL INC.

               STATEMENTS OF SHAREHOLDER'S EQUITY

      FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                         (In thousands)



                               Additional
                        Common  Paid-In  Accumulated
                        Stock   Capital   Deficit  Total

BALANCE, December 31,
  1992                   $1  $47,960  $ (4,772)  $ 43,189

  Net loss                -         -    (7,940)   (7,940)

  Cash distributions      -         -    (7,781)   (7,781)
                         --   -------   --------  --------
BALANCE, December 31,
  1993                    1    47,960   (20,493)    27,468

  Net income              -         -        417       417

  Cash distributions      -         -    (7,390)   (7,390)
                         --   -------   --------  --------
BALANCE, December 31,
  1994                    1     47,960  (27,466)     20,495

  Net income              -         -         46        46

  Cash distributions      -         -   (13,168)  (13,168)
                         --   -------   --------  --------
BALANCE, December 31,
  1995                   $1    $47,960 $(40,588)    $7,373
                         ==   =======   ========  ========


 The accompanying notes are an integral part of these financial statements.

                       BN GEOTHERMAL INC.

                    STATEMENTS OF CASH FLOWS

      FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                         (In thousands)


                                         1995     1994   1993
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                    $     46 $  417 $(7,940)
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
      Equity in income from partnership       -       - (2,211)
      Impairment loss                         -       -  13,971
      Distributions from partnership 13,950 12,000 9,000 Increase in deferred taxes and
        tax credits                     (3,119) (1,199) (8,453)
      Increase (decrease) in accounts
        payable - affiliates              2,291 (3,828)   3,414
                                       -------- ------- -------
Net cash provided by operating
 activities                              13,168   7,390   7,781

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends to parent             (13,168) (7,390) (7,781)
                                       -------- -------  ------
Net cash used in financing activities  (13,168) (7,390) (7,781)
                                       -------- -------  ------
NET INCREASE IN CASH                          -       -       -

CASH AT BEGINNING OF YEAR                     -       -       -
                                       -------- ------- -------
CASH AT END OF YEAR                    $      - $     - $     -
                                       ======== ======= =======


 The accompanying notes are an integral part of these financial
                           Statements.


                       BN GEOTHERMAL INC.

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1995
                     (Dollars in thousands)



1. ORGANIZATION

  On December 15, 1988, BN Geothermal Inc. (BNG) was formed through the issuance of 1,000 shares of common stock to Edison Mission Energy, formerly Mission Energy Company. Edison Mission Energy is a wholly owned subsidiary of The Mission Group (TMG), a wholly owned non-utility subsidiary of Edison International, formerly SCEcorp, the parent holding company of Southern California Edison Company (Edison).

  BNG was organized to hold Edison Mission Energy's 50 percent investment in Vulcan/BN Geothermal Power Company (the Partnership), a Nevada general partnership. BNG is partners with Vulcan Power Company, a wholly owned subsidiary of Magma Power Company which was subsequently acquired by CalEnergy Company, Inc. The Partnership was organized to design, construct, own and operate a 34 megawatt (contract nameplate) geothermal facility located in the Niland area of the Imperial Valley, California.

  On April 17, 1996, the stock of BNG was acquired by CalEnergy
  Company, Inc. which owns and operates the remaining 50% interest in the Partnership.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Basis of Presentation

  The accompanying financial statements include the accounts of BNG and its 50 percent investment in the Partnership. BNG accounted for its investment in the Partnership on the equity method until June 1993, at which time BNG (under its prior ownership by Edison Mission Energy) wrote down its investment to an amount which equaled its then current estimate of future cash flows to be generated by the project. As a result, subsequent to July 1993 BNG discontinued recognizing income from the Partnership and began reducing its investment as cash was received.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  b.Impairment of Investment in Energy Project

  BNG periodically evaluates the potential impairment of its investment in its energy project based on a review of estimated future cash flows expected to be generated. If the carrying amount of the investment exceeds the amount of the expected future cash flow, an impairment loss is recognized accordingly (see Note 4).

  Effective January 1, 1996, BNG will be required to adopt Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This statement requires, among other things, that an impairment loss shall only be recognized when the carrying amount of a long-lived asset exceeds the expected future cash flows (undiscounted and without interest charges) and that, when appropriate, the amount of loss to be recognized shall be measured as the amount by which the carrying value exceeds the fair value of the asset. The initial adoption of this statement is not expected to have a material adverse effect on the financial position or results of operations of BNG.

  c.  Income Taxes

  BNG is included in the consolidated federal income tax and combined state franchise tax returns of Edison International. BNG calculates its income tax provision on a separate company basis under tax sharing agreements with Edison Mission Energy and TMG, which in turn has an agreement with Edison International. Tax benefits generated by BNG and used in the Edison International consolidated tax returns are recognized by BNG without regard to separate company limitations.

  BNG accounts for income taxes using the asset-and-liability method, wherein deferred tax assets and liabilities are recognized for future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities using enacted rates. Investment tax credits are deferred and amortized over the term of the power purchase agreement of the project. Income tax accounting policies are discussed further in Note 5.

3. RELATED PARTY TRANSACTIONS

  Edison Mission Energy charges BNG for an allocation of overhead and other costs incurred on behalf of BNG. Payments made for these transactions amounted to approximately $0.7 million in 1995, $0.6 million in 1994 and $0.8 million in 1993. BN Geothermal Inc. recognized amounts payable to Mission Energy for income taxes and the above charges totaling $3.1 million in 1995 and $.8 million in 1994 (see Note 5).

  The Partnership generated revenue from sales of electricity to Edison of $41.3 million in 1995, $36.5 million in 1994 and $34.0 million in 1993.

4. INVESTMENT IN ENERGY PROJECT

  The Partnership sells all electricity produced to Edison under a 30 year Power Purchase Agreement expiring in 2016. The Power Purchase Agreement provides for the payment of both capacity payments and energy payments in the first and second periods of the contract.

  The capacity payments are a fixed amount for the entire contract term and are based on the plant's contract capacity, as defined in the Power Purchase Agreement. The Partnership earns its maximum contract capacity payment in each month of the year they are able, after excluding scheduled maintenance hours, to deliver 80 percent of the contract capacity. In addition, the Partnership is eligible to earn a monthly bonus capacity payment if they operate at levels in excess of capacity levels specified in the Power Purchase Agreement.

  The energy payments are calculated based upon power output and, for the initial 10 year period of the contract established prices, as defined, in the Power Purchase Agreement. Contractual payments for energy delivered range from 10.1 cents per kWh in 1993 to 13.6 cents per kWh in 1996. Beginning in February 1996, the purchase price for energy, under the second period of the Power Purchase Agreement, will change from the established prices to the actual avoided energy cost experienced by Edison. For the year ended December 31, 1995, Edison's average avoided cost of energy was
  2.1 cents per kWh which is substantially below the contracted energy prices earned for 1995. Estimates of Edison's future avoided cost vary from year to year. 1n 1993, the Company recorded an impairment loss of $14.0 million due to lower avoided cost forecasts and subsequent to June 1993, deferred recognition of all earnings.

  BNG's investment in energy project was $2.4 million and $16.3 million as of December 31, 1995 and 1994, respectively.

  The following table presents summarized Vulcan/BN Geothermal
  Power Company partnership financial information:

                          Years ended December 31,
                   1995           1994           1993

  Revenue        $41,755        $36,860        $34,159
  Expenses        15,948         20,732         21,926
                 -------        -------        -------
  Net income     $25,807        $16,128        $12,233
                 =======        =======        =======
                                          December 31,
                                       1995        1994

  Other assets                       $14,437     $12,649
  Property, plant and
     equipment, net                   58,379      63,154
                                     -------     -------
  Total assets                       $72,816     $75,803
                                     =======     =======

  Total liabilities                  $   669     $ 1,563
  Partners' equity                    72,147      74,240
                                     -------     -------
  Total liabilities and
    partners' equity                 $72,816     $75,803
                                     =======     =======

  Amounts reflected above were derived from the audited financial statements of the Partnership. As noted above, in 1993 BNG wrote down its investment in the Partnership and discontinued recognizing future earnings based upon its evaluation (which, due to the many uncertainties involved, is not necessarily consistent with that of its partner) of expected future operating results considering the conversion to avoided cost pricing for power under the terms of the contract as well as other factors related to the operation of the energy project. The difference between BNG's 50 percent share of the net income and partners' capital reflected above and the amounts reflected as income from equity investments and investment in partnership in the accompanying financial statements is the result of the impairment write down taken by BNG as well as the subsequent non-recognition of earnings by BNG.

5. INCOME TAXES

  In January 1993, BNG adopted Statement of Financial Accounting
  Standards No. 109 "Accounting for Income Taxes," which requires the asset-and-liability method of accounting for income taxes. The favorable cumulative effect of implementation was $1.4 million.

  Income tax expense includes the current tax liability from operations and the change in deferred income taxes during the year. The components of the net accumulated deferred income tax asset were:
                                            December 31,
                                          1995       1994
  Deferred tax asset-
    Impairment reserve and
       non-recognition of earnings       $14,040   $ 8,779
                                        -------   -------
   Deferred tax liabilities:
    Depreciation and amortization         5,807     3,668
    Tax credits, net                        152       149
                                        -------   -------
      Total                               5,959     3,817
                                        -------   -------
  Deferred taxes and tax
     credits, net                        $ 8,081   $ 4,962
                                        =======   =======

  The credit for income taxes is comprised of the following:

                                       Years ended December 31,
                                     1995      1994       1993
  Current:
    Federal                        $ 1,662  $   (96)   $ 3,238
    State                              726       253       527
                                   -------   -------   -------
      Total current                  2,388       157     3,765
                                   -------   -------   -------
   Deferred:
    Federal                        (1,976)     (575)   (5,723)
    State                          (1,143)     (624)   (1,310)
                                   -------   -------   -------
      Total deferred               (3,119)   (1,199)   (7,033)
                                   -------   -------   -------
  Credit for income taxes         $  (731)  $(1,042)  $(3,268)
                                   =======   =======   =======

  The components of the deferred tax credit which arise from tax credits and timing differences between financial and tax reporting, are presented below:

                                       Years ended December 31,
                                        1995     1994   1993

  Depreciation                        $ 2,158 $ 2,159$(1,551)
  Investment tax credits                 (16)    (61)       -
  Impairment reserve and
    non-recognition of earnings       (5,261) (3,297) (5,482)
                                      ------- ------- -------
  Total deferred credit              $(3,119)$(1,199)$(7,033)
                                      ======= ======= =======

  Variations from the 35 percent federal statutory rate are as follows:

                                      Years ended December 31,
                                         1995   1994    1993

  Expected credit for
     federal income taxes              $(240)   $(219) $(2,757)
  Increase in the credit for
     taxes resulting from:
    State tax - net of federal
        deduction                      (103)    (143)    (477)
    Amortization of tax credits         (16)     (61)        -
      Percentage depletion              (354)    (610)       -
    Other                               (18)      (9)     (34)
                                       -----  -------  -------
    Total credit for income taxes     $(731) $(1,042) $(3,268)
                                       =====  =======  =======

            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



  To the Board of Directors of Conejo Energy Company:

  We have audited the accompanying balance sheets of Conejo Energy Company as of December 31, 1995 and 1994, and the related statements of operations, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the summary financial information of Del Ranch, L.P. (a California limited partnership in which Conejo Energy Company owns a 10 percent limited and a 40 percent general partner interest) included in Note 4 to the financial statements. That information was derived from statements which were audited by other auditors whose reports have been furnished to us and our opinion, insofar as it relates to such amounts, is based solely on the reports of other auditors.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

  In our opinion, based upon our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Conejo Energy Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.



                                    ARTHUR ANDERSEN LLP

  Orange County, California
  June 7, 1996


                      CONEJO ENERGY COMPANY

           BALANCE SHEETS - DECEMBER 31, 1995 AND 1994
                         (In thousands)



                                                 1995     1994
ASSETS

Accounts receivable - affiliates             $  1,180  $  4,944
Investment in partnership                      16,865    24,065
                                             --------  --------
Total assets                                 $ 18,045  $ 29,009
                                             ========  ========


LIABILITIES AND SHAREHOLDER'S EQUITY

Deferred taxes and tax credits               $ 13,659  $ 17,561
                                             --------  --------
          Total liabilities                    13,659    17,561
                                             --------  --------

Shareholder's equity:
Common stock, no par value;
  10,000 shares authorized;
  100 shares issued and outstanding                 -         -
Additional paid-in capital                     23,532    23,532
Accumulated deficit                          (19,146)  (12,084)
                                             --------  --------
          Total shareholder's equity            4,386    11,448
                                             --------  --------
Total liabilities and shareholder's equity   $ 18,045  $ 29,009
                                             ========  ========




  The accompanying notes are an integral part of these balance sheets.

                      CONEJO ENERGY COMPANY

                    STATEMENTS OF OPERATIONS

      FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                         (In thousands)




                                        1995    1994      1993
Operating Revenue:
  Equity in income from partnership    $   -  $     -   $ 1,366
                                       -----  -------   -------
      Total operating revenue              -        -     1,366
                                       -----  -------   -------
Operating Expenses:
  Administrative and general
    expenses                             685      625       625
  Depreciation and amortization            -        -        17
  Impairment loss                          -        -     4,600
                                       -----  -------   -------
     Total operating expenses            685      625     5,242
                                       -----  -------   -------
Loss before income taxes               (685)    (625)   (3,876)

Credit for income taxes                (823)  (1,150)   (1,122)
                                       -----  -------   -------
NET INCOME (LOSS)                      $ 138  $   525  $(2,754)
                                       =====  =======   =======


 The accompanying notes are an integral part of these financial statements.


                      CONEJO ENERGY COMPANY

               STATEMENTS OF SHAREHOLDER'S EQUITY

      FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                         (In thousands)



                               Additional
                        Common  Paid-In   Accumulated
                        Stock   Capital     Deficit     Total

BALANCE, December 31,
  1992                   $-  $23,532  $ (3,105)   $20,427

  Net loss                -         -    (2,754)   (2,754)

  Cash distributions      -         -    (2,500)   (2,500)
                         --   -------   --------   -------
BALANCE, December 31,
  1993                    -    23,532    (8,359)    15,173

  Net income              -         -        525       525

  Cash distributions      -         -    (4,250)   (4,250)
                         --   -------   --------   -------
BALANCE, December 31,
  1994                    -     23,532  (12,084)    11,448

  Net income              -         -        138       138

  Cash distributions      -         -    (7,200)   (7,200)
                         --   -------   --------   -------
BALANCE, December 31,
  1995                   $-    $23,532 $(19,146)   $ 4,386
                         ==   =======   ========   =======

 The accompanying notes are an integral part of these financial statements.


                      CONEJO ENERGY COMPANY

                    STATEMENTS OF CASH FLOWS

      FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                         (In thousands)


                                         1995      1994     1993
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                   $    138  $   525  $(2,754)
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
      Equity in income from partnership      -        -   (1,366)
      Impairment loss                        -        -     4,600
      Distributions from partnership 7,200 4,250 2,500 Decrease in deferred taxes and
        tax credits                    (3,902)  (3,017)   (1,908)
      Decrease in accounts receivable -
        affiliates                       3,764    2,492     1,428
                                      --------  -------   -------
Net cash provided by operating
  activities                             7,200    4,250     2,500
                                      --------  -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends to parent             (7,200)  (4,250)   (2,500)
                                      --------  -------   -------
Net cash used in financing activities  (7,200)  (4,250)   (2,500)
                                      --------  -------   -------
NET INCREASE IN CASH                         -        -        -

CASH AT BEGINNING OF YEAR                    -        -        -
                                      --------  -------   -------
CASH AT END OF YEAR                   $      -  $     -   $    -
                                      ========  =======   =======


 The accompanying notes are an integral part of these financial statements.

                    CONEJO ENERGY COMPANY

                NOTES TO FINANCIAL STATEMENTS

                      DECEMBER 31, 1995
                   (Dollars in thousands)



1. ORGANIZATION

  On December 23, 1987, Conejo Energy Company (Conejo) was formed through the issuance of 100 shares of common stock to Edison Mission Energy, formerly Mission Energy Company. Edison Mission Energy is a wholly owned subsidiary of The Mission Group (TMG), a wholly owned non-utility subsidiary of Edison International, formerly SCEcorp, the parent holding company of Southern California Edison Company (Edison).

  Conejo was organized to hold Edison Mission Energy's 10 percent limited partner and 40 percent general partner investments in Del Ranch, L.P. (the Partnership), a California limited partnership. Conejo is partners with Magma Power Company, (which was subsequently acquired by CalEnergy Company, Inc.) a 10 percent limited partner and California Energy Operating Company (formerly Magma Operating Company, a subsidiary of Magma Power Company), a 40 percent general partner. The Partnership was organized to design, construct, own and operate a 38 megawatt (contract nameplate) geothermal facility located in the Niland area of the Imperial Valley, California.

  On April 17, 1996, the stock of Conejo was acquired by CalEnergy Company, Inc. which owns and operates the remaining 50% interest in the Partnership.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Basis of Presentation

  The accompanying financial statements include the accounts of Conejo and its 50 percent investment in the Partnership. Conejo accounted for its investment in the Partnership on the equity method until July 1993, at which time Conejo (under its prior ownership by Edison Mission Energy) wrote down its investment to an amount which equaled its then current estimate of future cash flows to be generated by the project. As a result, subsequent to June 1993 Conejo discontinued recognizing income from the Partnership and began reducing its investment as cash was received.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. b.Impairment of Investment in Energy Project

  Conejo periodically evaluates the potential impairment of its investment in its energy project based on a review of estimated future cash flows expected to be generated. If the carrying amount of the investment exceeds the amount of the expected future cash flow, an impairment loss is recognized accordingly (see Note 4).

  Effective January 1, 1996, Conejo will be required to adopt Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This statement requires, among other things, that an impairment loss shall only be recognized when the carrying amount of a long-lived asset exceeds the expected future cash flows (undiscounted and without interest charges) and that, when appropriate, the amount of loss to be recognized shall be measured as the amount by which the carrying value exceeds the fair value of the asset. The initial adoption of this statement is not expected to have a material adverse effect on the financial position or results of operations of Conejo.

  c.  Income Taxes

  Conejo is included in the consolidated federal income tax and combined state franchise tax returns of Edison International. Conejo calculates its income tax provision on a separate company basis under tax sharing agreements with Edison Mission Energy and TMG, which in turn has an agreement with Edison International. Tax benefits generated by Conejo and used in the Edison International consolidated tax returns are recognized by Conejo without regard to separate company limitations.

  Conejo accounts for income taxes using the asset-and-liability method, wherein deferred tax assets and liabilities are recognized for future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities using enacted rates. Investment tax credits are deferred and amortized over the term of the power purchase agreement of the project. Income tax accounting policies are discussed further in
  Note 5.

3. RELATED PARTY TRANSACTIONS

  Edison Mission Energy charges Conejo for an allocation of overhead and other costs incurred on behalf of Conejo.
  Payments made for these transactions amounted to approximately $0.7 million in 1995, $0.6 million in 1994 and $0.6 million in 1993. Conejo recognized amounts receivable from Edison Mission Energy for income taxes, net of the charges noted above totaling $1.2 million in 1995 and $4.9 million in 1994 (see Note 5).

  The Partnership generated revenue from sales of electricity to Edison of $46.4 million in 1995, $44.6 million in 1994 and $40.6 million in 1993.

4. INVESTMENT IN ENERGY PROJECT

  The Partnership sells all electricity produced to Edison under a 30 year Power Purchase Agreement expiring in 2018. The Power Purchase Agreement provides for the payment of both capacity payments and energy payments in the first and second periods of the contract.

  The capacity payments are a fixed amount for the entire contract term and are based on the plant's contract capacity, as defined in the Power Purchase Agreement. The Partnership earns its maximum contract capacity payment in each month of the year they are able, after excluding scheduled maintenance hours, to deliver 80 percent of the contract capacity. In addition, the Partnership is eligible to earn a monthly bonus capacity payment if they operate at levels in excess of capacity levels specified in the Power Purchase Agreement.

  The energy payments are calculated based upon power output and, for the initial 10 year period of the contract established prices, as defined, in the Power Purchase Agreement. Contractual payments for energy delivered range from 10.1 cents per kWh in 1993 to 13.6 cents per kWh in 1998. Beginning in January 1999, the purchase price for energy, under the second period of the Power Purchase Agreement, will change from the established prices to the actual avoided energy cost experienced by Edison. For the year ended December 31, 1995, Edison's average avoided cost of energy was 2.1 cents per kWh which is substantially below the contracted energy prices earned for 1995. Estimates of Edison's future avoided cost vary from year to year. 1n 1993, the Company recorded an impairment loss of $4.6 million due to lower avoided cost forecasts and deferred recognition of all earnings subsequent to June 1993.

  Conejo's investment in energy project was $16.9 million and $24.1 million as of December 31, 1995 and 1994, respectively.

  The following table presents summarized Del Ranch, L.P.
  partnership financial information:

                              Years ended December 31,
                          1995         1994        1993

  Revenue              $47,353     $45,291      $41,059
  Expenses              31,308      32,273       33,522
                       -------     -------      -------
  Net income           $16,045     $13,018      $ 7,537
                       =======     =======      =======
                                             December 31,
                                           1995       1994

  Other assets                          $29,617    $29,347
  Property, plant and
     equipment, net                      62,894     67,629
                                        -------    -------
  Total assets                          $92,511    $96,976
                                        =======    =======

  Other liabilities                     $ 3,016    $ 2,540
   Project debt                           27,324    33,910
  Partners' equity                       62,171     60,526
                                        -------    -------
  Total liabilities and
    partners' equity                    $92,511    $96,976
                                         =======   =======

  The project debt is payable in various installments through September 15, 2001. This debt is non-recourse against Conejo and is collateralized by substantially all the assets of the Partnership.

  Amounts reflected above were derived from the audited financial statements of the Partnership. As noted above, in 1993 Conejo wrote down its investment in the Partnership and discontinued recognizing future earnings based upon its (which, due to the many uncertainties involved, is not necessarily consistent with that of its partner) evaluation of expected future operating results considering the conversion to avoided cost pricing for power under the terms of the contract as well as other factors related to the operation of the energy project.
  The difference between Conejo's 50 percent share of the net income and partners' capital reflected above and the amounts reflected as income from equity investments and investment in partnership in the accompanying financial statements is the result of the impairment write down taken by Conejo as well as the subsequent non-recognition of earnings by Conejo.

5. INCOME TAXES

  In January 1993, Conejo adopted Statement of Financial
  Accounting Standards No. 109 "Accounting for Income
  Taxes," which requires the asset-and-liability method of accounting for income taxes. The unfavorable cumulative effect of implementation was $.5 million.

  Income tax expense includes the current tax liability from operations and the change in deferred income taxes during the year. The components of the net accumulated deferred income tax liability were:
                                             December 31,
                                            1995     1994
  Deferred tax asset-
    Impairment reserve and
       non-recognition of earnings         $ 8,832  $ 5,525
                                          -------  -------
   Deferred tax liabilities:
    Depreciation and amortization          20,212   20,665
    Tax credits, net                        2,279    2,421
                                          -------  -------
      Total                                22,491   23,086
                                          -------  -------
  Deferred taxes and tax
     credits, net                          $13,659  $17,561
                                          =======  =======

  The credit for income taxes is comprised of the following:

                                    Years ended December 31,
                                     1995    1994     1993
  Current:
    Federal                       $ 2,529  $ 1,604   $   658
    State                             550      263       128
                                  -------  -------   -------
      Total current                 3,079     1,867      786
                                  -------  -------   -------
   Deferred:
    Federal                       (3,054)   (2,478)  (1,431)
    State                           (848)     (539)    (477)
                                  -------  -------   -------
      Total deferred              (3,902)   (3,017)  (1,908)
                                  -------  -------   -------
  Credit for income taxes        $  (823) $(1,150)  $(1,122)
                                  =======  =======   =======

  The components of the deferred tax credit which arise from tax credits and timing differences between financial and tax reporting, are presented below:

                                    Years ended December 31,
                                    1995     1994     1993

  Depreciation and amortization$  (335)   $   204  $ 1,029
  Investment tax credits          (260)     (633)        -
  Impairment reserve and
    non-recognition of earnings (3,307)   (2,588)   (2,937)
                                -------   -------   -------
  Total deferred credit        $(3,902)  $(3,017)  $(1,908)
                                =======   =======   =======

  Variations from the 35 percent federal statutory rate are as follows:

                                   Years ended December 31,
                                     1995    1994    1993

  Expected credit for
     federal income taxes          $(240)  $ (219)  $(1,357)
  Increase (decrease) in the
    credit for taxes resulting
     from:
    State tax - net of federal
        deduction                    (78)     (69)    (234)
    Amortization of tax credits     (260)   (633)        -
      Percentage depletion          (211)    (180)       -
      Cumulative effect of FAS 109      -        -     484
    Other                           (34)       (49)    (15)
                                   -----  -------   -------
    Total credit for income taxes $(823) $(1,150)  $(1,122)
                                   =====  =======   =======

          REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



  To the Board of Directors of Niguel Energy Company:

  We have audited the accompanying balance sheets of Niguel Energy Company as of December 31, 1995 and 1994, and the related statements of operations and shareholder's equity, cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the summary financial information of Elmore, L.P.(a California limited partnership in which Niguel Energy Company owns a 10 percent limited and a 40 percent general partner interest) included in Note 4 to the financial statements. That information was derived from statements which were audited by other auditors whose reports have been furnished to us and our opinion, insofar as it relates to such amounts, is based solely on the reports of other auditors.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

  In our opinion, based upon our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Niguel Energy Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.



                                    ARTHUR ANDERSEN LLP

  Orange County, California
  June 7, 1996

                    NIGUEL ENERGY COMPANY

         BALANCE SHEETS - DECEMBER 31, 1995 AND 1994
                       (In thousands)



                                             1995      1994
ASSETS

Accounts receivable - affiliates          $  3,323  $  7,116
Investment in partnership                   17,623    25,523
                                          --------  --------

Total assets                              $ 20,946  $ 32,639
                                          ========  ========


LIABILITIES AND SHAREHOLDER'S EQUITY

Deferred taxes and tax credits            $ 15,511  $ 19,433
                                          --------  --------
          Total liabilities                 15,511    19,433
                                          --------  --------

Shareholder's equity:
Common stock, no par value;
  10,000 shares authorized;
  100 shares issued and outstanding              -         -
Additional paid-in capital                  23,533    23,533
Accumulated deficit                       (18,098)  (10,327)
                                          --------  --------
          Total shareholder's equity         5,435    13,206
                                          --------  --------
Total liabilities and shareholder's
  equity                                  $ 20,946  $ 32,639
                                          ========  ========

The accompanying notes are an integral part of these balance sheets.

                    NIGUEL ENERGY COMPANY

                    STATEMENTS OF INCOME

    FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                       (In thousands)



                                       1995    1994    1993
Operating Revenue:
  Equity in income from partnership $   -  $     - $ 1,359
                                    -----  ------- -------
      Total operating revenue           -        -   1,359
                                    -----  ------- -------
Operating Expenses:
  Administrative and general
    expenses                          685      625     625
  Depreciation and amortization         -        -      10
  Impairment loss                       -        -   7,000
                                    -----  ------- -------
     Total operating expenses         685      625   7,635
                                    -----  ------- -------
Loss before income taxes            (685)    (625) (6,276)

Credit for income taxes             (814)  (1,329) (2,052)
                                    -----  ------- -------
NET INCOME (LOSS)                   $ 129  $   704$(4,224)
                                    =====  ======= =======


    The accompanying notes are an integral part of these
                    financial statements.


                    NIGUEL ENERGY COMPANY

             STATEMENTS OF SHAREHOLDER'S EQUITY

    FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                       (In thousands)



                                Additional
                         Common   Paid-In  Accumulated
                         Stock    Capital    Deficit   Total

BALANCE, December 31,
  1992                    $-   $23,533   $ (4,807)  $18,726

  Net loss                 -         -     (4,224)  (4,224)
                          --   -------    --------  -------
BALANCE, December 31,
  1993                     -    23,533     (9,031)  $14,502

  Net income               -         -         704      704

  Cash distributions       -         -     (2,000)  (2,000)
                          --   -------    --------  -------
BALANCE, December 31,
  1994                     -    23,533    (10,327)   13,206

  Net income               -         -         129      129

  Cash distributions       -         -     (7,900)  (7,900)
                          --   -------    --------  -------
BALANCE, December 31,
  1995                    $-   $23,533   $(18,098)  $ 5,435
                          ==   =======    ========  =======

    The accompanying notes are an integral part of these
                    financial statements.


                    NIGUEL ENERGY COMPANY

                  STATEMENTS OF CASH FLOWS

    FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                       (In thousands)


                                           1995     1994   1993
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                     $    129 $   704$(4,224)
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
      Equity in income from partnership        -       -(1,359)
      Impairment loss                          -       -  7,000
      Distributions from partnership       7,900   2,000      -
      Increase in deferred taxes and
        and tax credits                  (3,922) (3,146)(2,684)
      Decrease in accounts receivable -
        affiliates                         3,793   2,442  1,267
                                        -------- ------- ------
Net cash provided by operating activities  7,900   2,000      -

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends to parent               (7,900) (2,000)      -
                                        -------- ------- ------
Net cash used in financing activities    (7,900) (2,000)      -
                                        -------- ------- ------
NET INCREASE IN CASH                           -       -      -

CASH AT BEGINNING OF YEAR                      -       -      -
                                        -------- ------- ------
CASH AT END OF YEAR                     $      - $     - $    -
                                        ======== ======= ======


    The accompanying notes are an integral part of these
                    financial statements.

                      NIGUEL ENERGY COMPANY

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1995
                     (Dollars in thousands)



1. ORGANIZATION

  On December 23, 1987, Niguel Energy Company (Niguel) was formed through the issuance of 100 shares of common stock to Edison Mission Energy, formerly Mission Energy Company. Edison Mission Energy is a wholly owned subsidiary of The Mission Group (TMG), a wholly owned non-utility subsidiary of Edison International, formerly SCEcorp, the parent holding company of Southern California Edison Company (Edison).

  Niguel was organized to hold Edison Mission Energy's 10 percent limited partner and 40 percent general partner investments in Elmore, L.P. (the Partnership), a California limited partnership. Niguel is partners with Magma Power Company, (which was subsequently acquired by CalEnergy Company, Inc.) a 10 percent limited partner and California Energy Operating Company (formerly Magma Operating Company, a subsidiary of Magma Power Company), a 40 percent general partner. The Partnership was organized to design, construct, own and operate a 38 megawatt (contract nameplate) geothermal facility located in the Niland area of the Imperial Valley, California.

  On April 17, 1996, the stock of Niguel was acquired by CalEnergy Company, Inc. which owns and operates the remaining
  50% interest in the Partnership.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Basis of Presentation

  The accompanying financial statements include the accounts of Niguel and its 50 percent investment in the Partnership. Niguel accounted for its investment in the Partnership on the equity method until July 1993, at which time Niguel (under its prior ownership by Edison Mission Energy) wrote down its investment to an amount which equaled its then current estimate of future cash flows to be generated by the project. As a result, subsequent to June 1993 Niguel discontinued recognizing income from the Partnership and began reducing its investment as cash was received.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  b.Impairment of Investment in Energy Project

  Niguel periodically evaluates the potential impairment of its investment in its energy project based on a review of estimated future cash flows expected to be generated. If the carrying amount of the investment exceeds the amount of the expected future cash flow, an impairment loss is recognized accordingly (see Note 4).

  Effective January 1, 1996, Niguel will be required to adopt Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This statement requires, among other things, that an impairment loss shall only be recognized when the carrying amount of a long-lived asset exceeds the expected future cash flows (undiscounted and without interest charges) and that, when appropriate, the amount of loss to be recognized shall be measured as the amount by which the carrying value exceeds the fair value of the asset. The initial adoption of this statement is not expected to have a material adverse effect on the financial position or results of operations of Niguel.

  c.  Income Taxes

  Niguel is included in the consolidated federal income tax and combined state franchise tax returns of Edison International. Niguel calculates its income tax provision on a separate company basis under tax sharing agreements with Edison Mission Energy and TMG, which in turn has an agreement with Edison International. Tax benefits generated by Niguel and used in the Edison International consolidated tax returns are recognized by Niguel without regard to separate company limitations.

  Niguel accounts for income taxes using the asset-and-liability method, wherein deferred tax assets and liabilities are recognized for future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities using enacted rates. Investment tax credits are deferred and amortized over the term of the power purchase agreement of the project. Income tax accounting policies are discussed further in Note 5.

3. RELATED PARTY TRANSACTIONS

  Edison Mission Energy charges Niguel for an allocation of overhead and other costs incurred on behalf of Niguel. Payments made for these transactions amounted to approximately $0.7 million in 1995, $0.6 million in 1994 and $0.6 million in 1993. Niguel recognized amounts receivable from Edison Mission Energy for income taxes, net of the above charges, totaling $3.3 million in 1995 and $7.1 million in 1994 (see
  Note 5).

  The Partnership generated revenue from sales of electricity to Edison of $47.3 million in 1995, $43.4 million in 1994 and $41.3 million in 1993.

4. INVESTMENT IN ENERGY PROJECT

  The Partnership sells all electricity produced to Edison under a 30 year Power Purchase Agreement expiring in 2018. The Power Purchase Agreement provides for the payment of both capacity payments and energy payments in the first and second periods of the contract.

  The capacity payments are a fixed amount for the entire contract term and are based on the plant's contract capacity, as defined in the Power Purchase Agreement. The Partnership earns its maximum contract capacity payment in each month of the year they are able, after excluding scheduled maintenance hours, to deliver 80 percent of the contract capacity. In addition, the Partnership is eligible to earn a monthly bonus capacity payment if they operate at levels in excess of capacity levels specified in the Power Purchase Agreement.

  The energy payments are calculated based upon power output and, for the initial 10 year period of the contract, established prices, as defined, in the Power Purchase Agreement. Contractual payments for energy delivered range from 10.1 cents per kWh in 1993 to 13.6 cents per kWh in 1998. Beginning in January 1999, the purchase price for energy, under the second period of the Power Purchase Agreement, will change from the established prices to the actual avoided energy cost experienced by Edison. For the year ended December 31, 1995, Edison's average avoided cost of energy was
  2.1 cents per kWh which is substantially below the contracted energy prices earned for 1995. Estimates of Edison's future avoided cost vary from year to year. 1n 1993, the Company recorded an impairment loss of $7.0 million due to lower avoided cost forecasts and, subsequent to June 1993, deferred recognition of all earnings.

  Niguel's investment in energy project was $17.6 million and $25.5 million as of December 31, 1995 and 1994, respectively.

  The following table presents summarized Elmore, L.P.
  partnership financial information:

                         Years ended December 31,
                        1995       1994       1993

  Revenue             $48,339    $44,027    $41,723
  Expenses             32,163     32,433     34,155
                      -------    -------    -------
  Net income          $16,176    $11,594    $ 7,568
                      =======    =======    =======

                                          December 31,
                                        1995       1994

  Other assets                        $ 29,898   $ 29,313
  Property, plant and
     equipment, net                     69,060     74,114
                                      --------   --------
   Total assets                       $ 98,958   $103,427
                                      ========   ========

  Other liabilities                    $ 3,277   $  1,223
  Project debt                          28,626     35,525
  Partners' equity                      67,055     66,679
                                      --------   --------
  Total liabilities and
    partners' equity                  $ 98,958   $103,427
                                       ========  ========

  The project debt is payable in various installments through September 15, 2001. This debt is non-recourse against Niguel and is collateralized by substantially all the assets of the Partnership.

  Amounts reflected above were derived from the audited financial statements of the Partnership. As noted above, in 1993 Niguel wrote down its investment in the Partnership and discontinued recognizing future earnings based upon its evaluation (which, due to the many uncertainties involved, is not necessarily consistent with that of its partner) of expected future operating results considering the conversion to avoided cost pricing for power under the terms of the contract as well as other factors related to the operation of the energy project. The difference between Niguel's 50 percent share of the net income and partners' capital reflected above and the amounts reflected as income from equity investments and investment in partnership in the accompanying financial statements is the result of the impairment write down taken by Niguel as well as the subsequent non-recognition of earnings by Niguel.

5. INCOME TAXES

  In January 1993, Niguel adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes," which requires the asset-and-liability method of accounting for income taxes. The unfavorable cumulative effect of implementation was $.5 million.

  Income tax expense includes the current tax liability from operations and the change in deferred income taxes during the year. The components of the net accumulated deferred income tax liability were:

                                          December 31,
                                           1995    1994
  Deferred tax asset-
    Impairment reserve and
       non-recognition of earnings       $ 9,519  $ 6,177
                                        -------   -------
   Deferred tax liabilities:
    Depreciation and amortization        22,567    22,997
    Tax credits, net                      2,463     2,613
                                        -------   -------
      Total                              25,030   25,610
                                        -------   -------
  Deferred taxes and tax
     credits, net                       $15,511  $19,433
                                        =======  =======

The credit for income taxes is comprised of the following:

                                   Years ended December 31,
                                   1995    1994     1993
  Current:
    Federal                     $ 2,569 $ 1,561  $   558
    State                           539     256       74
                                ------- -------  -------
      Total current               3,108   1,817      632
                                ------- -------  -------
   Deferred:
    Federal                     (3,079) (2,601)   (2,063)
    State                         (843)   (545)     (621)
                                ------- -------   -------
      Total deferred            (3,922) (3,146)   (2,684)
                                ------- -------   -------
  Credit for income taxes      $  (814) $(1,329) $(2,052)
                                ======= ========  =======

  The components of the deferred tax credit which arise from tax credits and timing differences between financial and tax reporting, are presented below:
                                   Years ended December 31,
                                    1995      1994       1993

  Depreciation and amortization   $  (298)$    (113)    $ 1,158
  Investment tax credits             (282)      (698)         -
  Impairment reserve and
    non-recognition of earnings    (3,342)    (2,335)    (3,842)
                                   -------    -------    -------
  Total deferred credit           $(3,922)   $(3,146)   $(2,684)
                                   =======    =======    =======

Variations from the 35 percent federal statutory rate are as follows:

                                    Years ended December 31,
                                      1995      1994      1993

  Expected credit for
     federal income taxes            $(240)  $  (219)   $(2,197)
    (Increase) decrease in the
    credit for taxes resulting
     from:
    State tax - net of federal
        deduction                      (73)       (89)     (380)
    Amortization of tax credits       (282)      (698)        -
      Percentage depletion            (179)      (298)        -
      Cumulative effect of FAS 109       -          -       535
    Other                              (40)       (25)      (10)
                                      -----    -------   -------
    Total credit for income taxes    $(814)   $(1,329)  $(2,052)
                                      =====    =======   =======

            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



  To the Board of Directors of San Felipe Energy Company:

  We have audited the accompanying balance sheets of San Felipe Energy Company as of December 31, 1995 and 1994, and the related statements of operations, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the summary financial information of Leathers, L.P.(a California general partnership in which San Felipe Energy Company owns a 10 percent limited and a 40 percent general partner interest) included in Note 4 to the financial statements. That information was derived from statements which were audited by other auditors whose reports have been furnished to us and our opinion, insofar as it relates to such amounts, is based solely on the reports of other auditors.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

  In our opinion, based upon our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of San Felipe Energy Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.



                                    ARTHUR ANDERSEN LLP

  Orange County, California
  June 7, 1996


                    SAN FELIPE ENERGY COMPANY

           BALANCE SHEETS - DECEMBER 31, 1995 AND 1994
                         (In thousands)



                                           1995     1994
ASSETS

Accounts receivable - affiliates         $ 11,098  $14,021
Investment in partnership                  18,690   24,290
                                         -------- --------
Total assets                             $ 29,788  $38,311
                                         ======== ========


LIABILITIES AND SHAREHOLDER'S EQUITY

Deferred taxes and tax credits           $ 16,702  $19,531
                                         -------- --------
          Total liabilities                16,702   19,531
                                         -------- --------

Shareholder's equity:
Common stock, no par value;
  10,000 shares authorized;
  100 shares issued and outstanding             -        -
Additional paid-in capital                 18,282   18,282
Retained earnings (deficit)               (5,196)      498
                                         -------- --------
          Total shareholder's equity       13,086   18,780
                                         -------- --------
Total liabilities and shareholder's
  equity                                 $ 29,788  $38,311
                                         ======== ========


  The accompanying notes are an integral part of these balance sheets.

                    SAN FELIPE ENERGY COMPANY

                    STATEMENTS OF OPERATIONS

      FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                         (In thousands)



                                      1995    1994   1993
Operating Revenue:
  Equity in income from partnership   $   - $     - $1,168
                                      ----- ------- ------
      Total operating revenue             -       -  1,168
                                      ----- ------- ------
Operating Expenses:
  Administrative and general
    expenses                            685     625    625
  Depreciation and amortization           -       -     20
                                      ----- ------- ------
     Total operating expenses           685     625    645
                                      ----- ------- ------
Income (loss) before income taxes     (685)   (625)    523

Provision (credit) for income taxes   (591) (1,088)    584
                                      ----- ------- ------
NET INCOME (LOSS)                    $ (94) $   463 $ (61)
                                      ===== ======= ======


 The accompanying notes are an integral part of these financial statements.

                    SAN FELIPE ENERGY COMPANY

               STATEMENTS OF SHAREHOLDER'S EQUITY

      FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                         (In thousands)



                                Additional   Retained
                         Common  Paid-In  Earnings
                         Stock    Capital (Deficit)   Total

BALANCE, December 31,
  1992                    $-   $18,282   $  3,596  $21,878

  Net loss                 -         -       (61)     (61)

  Cash distributions       -         -    (2,000)  (2,000)
                          --   -------   -------- --------
BALANCE, December 31,
  1993                     -    18,282   $  1,535  $19,817

  Net income               -         -        463      463

  Cash distributions       -         -    (1,500)  (1,500)
                          --   -------   --------  -------
BALANCE, December 31,
  1994                     -    18,282        498   18,780

  Net loss                 -         -       (94)     (94)

  Cash distributions       -         -    (5,600)  (5,600)
                          --   -------   --------  -------
BALANCE, December 31,
  1995                    $-   $18,282  $ (5,196)  $13,086
                          ==   =======   ========  =======

 The accompanying notes are an integral part of these financial statements.


                    SAN FELIPE ENERGY COMPANY

                    STATEMENTS OF CASH FLOWS

      FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                         (In thousands)


                                           1995    1994    1993
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                     $  (94)  $  463 $  (61)
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
      Equity in income from partnership       -       - (1,168)
      Distributions from partnership 5,600 1,500 2,000 Decrease in deferred taxes and
        tax credits                     (2,829) (2,346) (1,400)
      Decrease in accounts receivable -
        affiliates                        2,923   1,883   2,629
                                         ------  ------  ------
Net cash provided by operating activities 5,600   1,500   2,000

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends to parent              (5,600) (1,500) (2,000)
                                         ------  ------  ------
Net cash used in financing activities   (5,600) (1,500) (2,000)
                                         ------  ------  ------
NET INCREASE IN CASH                          -       -       -

CASH AT BEGINNING OF YEAR                     -       -       -
                                         ------  ------  ------
CASH AT END OF YEAR                      $    -  $    -  $    -
                                         ======  ======  ======


 The accompanying notes are an integral part of these financial statements.


                 SAN FELIPE ENERGY COMPANY

               NOTES TO FINANCIAL STATEMENTS

                     DECEMBER 31, 1995
                  (Dollars in thousands)



1. ORGANIZATION

  On August 11, 1988, San Felipe Energy Company (San
  Felipe) was formed through the issuance of 100 shares of common stock to Edison Mission Energy, formerly Mission Energy Company. Edison Mission Energy is a wholly owned subsidiary of The Mission Group (TMG), a wholly owned non-utility subsidiary of Edison International, formerly SCEcorp, the parent holding company of Southern
  California Edison Company (Edison).

  San Felipe was organized to hold Edison Mission Energy's
  10 percent limited partner and 40 percent general partner investments in Leathers, L.P. (the Partnership), a
  California limited partnership. San Felipe is partners with Magma Power Company, (which was subsequently acquired by CalEnergy Company, Inc.) a 10 percent limited partner and California Energy Operating Company (formerly
  Magma Operating Company, a subsidiary of Magma Power
  Company), a 40 percent general partner. The Partnership was organized to design, construct, own and operate a 38 megawatt (contract nameplate) geothermal facility located in the Niland area of the Imperial Valley, California.

  On April 17, 1996, the stock of San Felipe was acquired by CalEnergy Company, Inc. which owns and operates the remaining 50% interest is the Partnership.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Basis of Presentation

  The accompanying financial statements include the accounts of San Felipe and its 50 percent investment in the Partnership. San Felipe accounted for its investment in the Partnership on the equity method until July 1993, at which time San Felipe (under its prior ownership by Edison Mission Energy) determined that the carrying value of its investment equaled its then current estimate of future cash flows to be generated by the project. As a result, subsequent to June 1993 San Felipe discontinued recognizing income from the Partnership and began reducing its investment as cash was received.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
  Actual results could differ from those estimates.

  b.Impairment of Investment in Energy Project

  San Felipe periodically evaluates the potential impairment of its investment in its energy project based on a review of estimated future cash flows expected to be generated. If the carrying amount of the investment exceeds the amount of the expected future cash flow, an impairment loss is recognized accordingly.

  Effective January 1, 1996, San Felipe will be required to adopt Statement of Financial Accounting Standards No. 121
  "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This statement requires, among other things, that an impairment loss shall only be recognized when the carrying amount of a long-lived asset exceeds the expected future cash flows
  (undiscounted and without interest charges) and that, when appropriate, the amount of loss to be recognized shall be measured as the amount by which the carrying value exceeds the fair value of the asset. The initial adoption of this statement is not expected to have a material adverse effect on the financial position or results of operations of San Felipe.

  c.  Income Taxes

  San Felipe is included in the consolidated federal income tax and combined state franchise tax returns of Edison
  International. San Felipe calculates its income tax provision on a separate company basis under tax sharing agreements with Edison Mission Energy and TMG, which in turn has an agreement with Edison International. Tax benefits generated by San Felipe and used in the Edison
  International consolidated tax returns are recognized by San Felipe without regard to separate company limitations.

  San Felipe accounts for income taxes using the asset-and-liability method, wherein deferred tax assets and liabilities are recognized for future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities using enacted rates. Investment tax credits are deferred and amortized over the term of the power purchase agreement of the project. Income tax accounting policies are discussed further in Note 5.

3. RELATED PARTY TRANSACTIONS

  Edison Mission Energy charges San Felipe for an allocation of overhead and other costs incurred on behalf of San Felipe. Payments made for these transactions amounted to approximately $0.7 million in 1995, $0.6 million in 1994 and $0.6 million in 1993. San Felipe recognized amounts receivable from Edison Mission Energy for income taxes, net of the above charges, totaling
  $11.1 million in 1995 and $14.0 million in 1994 (see Note
  5).

  The Partnership generated revenue from sales of electricity to Edison of $46.8 million in 1995, $43.0 million in 1994 and $39.5 million in 1993.

4. INVESTMENT IN ENERGY PROJECT

  The Partnership sells all electricity produced to Edison under a 30 year Power Purchase Agreement expiring in 2019. The Power Purchase Agreement provides for the payment of both capacity payments and energy payments in the first and second periods of the contract.

  The capacity payments are a fixed amount for the entire contract term and are based on the plant's contact capacity, as defined in the Power Purchase Agreement.
  The Partnership earns its maximum contract capacity payment in each month of the year they are able, after excluding scheduled maintenance hours, to deliver 80 percent of the contract capacity. In addition, the Partnership is eligible to earn a monthly bonus capacity payment if they operate at levels in excess of capacity levels specified in the Power Purchase Agreement.

  The energy payments are calculated based upon power output and, for the initial 10 year period of the contract established prices, as defined, in the Power
  Purchase Agreement. Contractual payments for energy delivered range from 10.1 cents per kWh in 1993 to 15.6 cents per kWh in 1999. Beginning in January 2000, the purchase price for energy, under the second period of the Power Purchase Agreement, will change from the established prices to the actual avoided energy cost experienced by Edison. For the year ended December 31, 1995, Edison's average avoided cost of energy was 2.1 cents per kWh which is substantially below the contracted energy prices earned for 1995. Estimates of Edison's future avoided cost vary from year to year. Due to lower avoided cost forecasts the Company began deferring recognition of all earnings subsequent to June 1993.

  San Felipe's investment in energy project was $18.7 million and $24.3 million as of December 31, 1995 and 1994, respectively.

  The following table presents summarized Leathers, L.P.
  partnership financial information:

                             Years ended December 31,
                         1995        1994         1993

  Revenue             $47,753     $43,844      $39,967
  Expenses             35,404      35,602       32,935
                      -------     -------      -------
  Net income          $12,349     $ 8,242      $ 7,032
                      =======     =======      =======

                                       December 31,
                                      1995      1994

  Other assets                    $ 28,094    $ 34,402
  Property, plant and
     equipment, net                  83,386     84,725
                                   --------   --------
  Total assets                    $111,480    $119,127
                                   ========   ========

  Other liabilities                $ 3,604    $  4,449
  Project debt                      53,464     61,415
  Partners' equity                  54,412     53,263
                                   --------   --------
  Total liabilities and
    partners' equity              $111,480    $119,127
                                   ========   ========

  The Project debt is payable in various installments through September 15, 2002. This debt is non-recourse against San Felipe and is collateralized by substantially all the assets of the Partnership.

  Amounts reflected above were derived from the audited financial statements of the Partnership. As noted above, in 1993 San Felipe discontinued recognizing future earnings based upon its evaluation (which, due to the many uncertainties involved, is not necessarily consistent with that of it's partner) of expected future operating results considering the conversion to avoided cost pricing for power under the terms of the contract as well as other factors related to the operation of the energy project. The difference between San Felipe's 50 percent share of the net income and partners' capital reflected above and the amounts reflected as income from equity investments and investment in partnership in the accompanying financial statements is the result of the non-recognition of earnings by San Felipe.

5. INCOME TAXES

  In January 1993, San Felipe adopted Statement of
  Financial Accounting Standards No. 109 "Accounting for
  Income Taxes," which requires the asset-and-liability method of accounting for income taxes. The unfavorable cumulative effect of implementation was $.4 million.

  Income tax expense includes the current tax liability
  from operations and the change in deferred income taxes
  during the year. The components of the net accumulated
  deferred income tax liability were:
                                       December 31,
                                       1995     1994
  Deferred tax asset-
    Non-recognition of earnings    $ 5,203   $ 2,898
                                   -------   -------
   Deferred tax liabilities:
    Depreciation and amortization   19,272     19,611
    Tax credits, net                 2,633     2,818
                                   -------   -------
      Total                         21,905    22,429
                                   -------   -------
  Deferred taxes and tax
     credits, net                   $16,702   $19,531
                                   =======   =======

  The provision (credit) for income taxes is comprised of the following:

                                  Years ended December 31,
                                  1995    1994      1993
  Current:
    Federal                    $ 2,102   $1,177   $ 1,702
    State                          136       81       282
                               -------  -------   -------
      Total current              2,238     1,258    1,984
                               -------  -------   -------
   Deferred:
    Federal                    (2,542)     (2,116)(1,128)
    State                        (287)     (230)    (272)
                               -------  -------   -------
      Total deferred           (2,829)   (2,346)  (1,400)
                               -------  -------   -------
  Provision (credit) for
     income taxes              $  (591) $(1,088)   $   584
                                =======  =======   =======

  The components of the deferred tax credit which arise from tax credits and timing differences between financial and tax reporting, are presented below:

                                 Years ended December 31,
                                  1995      1994      1993


  Depreciation and amortization$  (237)  $   374 $  (488)
  Investment tax credits          (287)    (734)        -
  Non-recognition of earnings   (2,305)  (1,986)    (912)
                                -------  -------  -------
  Total deferred credit        $(2,829) $(2,346) $(1,400)
                                =======  =======  =======

  Variations from the 35 percent federal statutory rate are as follows:

                                  Years ended December 31,
                                     1995    1994    1993

  Expected provision (credit)
     for federal income taxes      $(240)   $(219)  $ 183
  Increase (decrease) in the
  provision (credit) for taxes
   resulting from:
    State tax - net of federal
        deduction                    (53)     (55)     32
    Amortization of tax credits     (287)    (734)      -
      Percentage depletion           (67)    (102)      -
      Cumulative effect of FAS 109     -        -     374
    Other                             56       22     (5)
                                    -----  -------  -----
    Total provision (credit) for
        income taxes               $(591) $(1,088)  $ 584
                                    =====  =======  =====

Financial Statements for Period Ending March 31, 1996

     The balance sheets of businesses acquired as of March
31, 1996 and December 1, 1995, the statements of operations for the three months ended March 31, 1996 and 1995, and cash flows for the three months ended March 31, 1996 and 1995, and the notes thereto, are set forth below.

     The unaudited interim financial statements reflect all adjustments (consisting of normal recurring accruals) which, in the opinion of management, are considered necessary for a fair presentation of the results of the periods covered.

                    BN GEOTHERMAL INC.

                      BALANCE SHEETS
                      (In thousands)


                                           March 31,   December 31,
                                            1996          1995

                                         (Unaudited)
ASSETS

Investment in partnership                $  2,365  $  2,365
Deferred taxes and tax credits, net         8,692     8,081
                                         --------  --------
Total assets                             $ 11,057  $ 10,446
                                         ========  ========


LIABILITIES AND SHAREHOLDER'S EQUITY

Accounts payable - affiliates            $      -  $  3,073
                                         --------  --------
          Total liabilities              $      -  $  3,073
                                         --------  --------

Shareholder's equity:
Common stock, no par value;
  10,000 shares authorized;
  100 shares issued and outstanding             1         1
Additional paid-in capital                 51,678    47,960
Accumulated deficit                      (40,622)  (40,588)
                                         --------  --------
          Total shareholder's equity       11,057     7,373
                                         --------  --------
Total liabilities and shareholder's
  equity                                 $ 11,057  $ 10,446
                                         ========  ========




   The accompanying notes are an integral part of these
                      balance sheets.

                    BN GEOTHERMAL INC.

                 STATEMENTS OF OPERATIONS
                      (In thousands)

                        (Unaudited)


                                         Three Months Ended
                                               March 31,

                                             1996    1995
Operating Revenue:
  Equity in income from partnership         $    -  $    -
                                            ------  ------
      Total operating revenue                    -       -
                                            ------  ------
Operating Expenses:
  Administrative and general expenses          171     171
                                            ------  ------
     Total operating expenses                  171     171
                                            ------  ------
Loss before income taxes                     (171)   (171)

Credit for income taxes                      (137)   (183)
                                            ------  ------
NET INCOME (LOSS)                          $  (34)  $   12
                                            ======  ======


The accompanying notes are an integral part of these financial statements.

                    BN GEOTHERMAL INC.

                 STATEMENTS OF CASH FLOWS
                       (In thousands)

                        (Unaudited)


                                        Three Months Ended
                                              March 31,

                                            1996      1995


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                      $  (34)    $   12
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
      Distributions from partnership           -     2,250
      Increase in deferred taxes and
        tax credits                        (611)   (1,167)
      Increase (decrease) in accounts
        payable - affiliates             (3,073)     1,155
                                          ------    ------
Net cash provided by operating
  activities                             (3,718)     2,250

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends to parent                     -   (2,250)
  Contributions from parent                3,718         -
                                          ------    ------
Net cash used in financing activities      3,718   (2,250)
                                          ------    ------
NET INCREASE IN CASH                           -         -

CASH AT BEGINNING OF YEAR                      -         -
                                          ------    ------
CASH AT END OF YEAR                       $    -    $    -
                                          ======    ======


   The accompanying notes are an integral part of these
                   financial statements.

                    BN GEOTHERMAL INC.

               NOTES TO FINANCIAL STATEMENTS

                      MARCH 31, 1996
                  (Dollars in thousands)

                        (Unaudited)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Basis of Presentation

  The accompanying financial statements include the accounts of BN Geothermal, Inc. (BNG) and its 50 percent investment in Vulcan/BN Geothermal Power Company (the
  Partnership). BNG accounted for its investment in the Partnership on the equity method until June 1993, at which time BNG wrote down its investment to an amount which equaled its estimate of future cash flows to be generated by the project. As a result, subsequent to July 1993 BNG discontinued recognizing income from the Partnership and began reducing its investment as cash was received.

2. INVESTMENT IN ENERGY PROJECT

  The following table presents summarized financial
  information of the Partnership:
                                        Three Months ended
                                              March 31,
                                       1996          1995

  Revenue                             $ 5,632     $ 9,434
  Expenses                              3,661       3,903
                                      -------     -------
  Net income                          $ 1,971     $ 5,531
                                      =======     =======

                                     March 31,  December
  31,
                                       1996         1995

  Other assets                      $ 17,480      $14,437
  Property, plant and
     equipment, net                   57,178       58,379
                                    --------     --------
  Total assets                       $74,658      $72,816
                                    ========     ========

  Total liabilities                  $   541      $   669
  Partners' equity                    74,117       72,147
                                    --------     --------
  Total liabilities and
    partners' equity                 $74,658      $72,816
                                     ========     ========

The difference between BNG's 50 percent share of the net income and partners' capital reflected above and the amounts reflected as income from equity investments and investment in partnership in the accompanying financial statements is the result of the impairment write down taken by BNG as well as the subsequent non-recognition of earnings by BNG.

                   CONEJO ENERGY COMPANY

                      BALANCE SHEETS
                      (In thousands)


                                     March 31,   December 31,
                                        1996        1995
                                      (Unaudited)
ASSETS

Accounts receivable - affiliates       $     -     $ 1,180
Investment in partnership               16,865      16,865
                                       -------     -------
Total assets                           $16,865     $18,045
                                       =======     =======


LIABILITIES AND SHAREHOLDER'S EQUITY

Deferred taxes and tax credits         $12,749     $13,659
                                       -------     -------
          Total liabilities             12,749      13,659
                                       -------     -------

Shareholder's equity:
Common stock, no par value;
  10,000 shares authorized;
  100 shares issued and outstanding          -           -
Additional paid-in capital              23,261      23,532
Accumulated deficit                   (19,145)    (19,146)
                                       -------     -------
          Total shareholder's equity     4,116       4,386
                                       -------     -------
Total liabilities and shareholder's
  equity                               $16,865     $18,045
                                       =======     =======


   The accompanying notes are an integral part of these
                      balance sheets.

                   CONEJO ENERGY COMPANY

                 STATEMENTS OF OPERATIONS
                      (In thousands)

                        (Unaudited)


                                        Three Months Ended
                                              March 31

                                            1996      1995
Operating Revenue:
  Equity in income from partnership      $     -   $     -
                                         -------   -------
      Total operating revenue                  -         -
                                         -------   -------
Operating Expenses:
  Administrative and general
    expenses                                 171       171
                                         -------   -------
     Total operating expenses                171       171
                                         -------   -------
Loss before income taxes                     171     (171)

Credit for income taxes                    (172)     (160)
                                         -------   -------
NET INCOME (LOSS)                        $     1  $   (11)
                                         =======   =======


   The accompanying notes are an integral part of these
                   financial statements.

                   CONEJO ENERGY COMPANY

                 STATEMENTS OF CASH FLOWS
                      (In thousands)


                                      Three Months Ended
                                             March 31,

                                           1996      1995
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                      $    1   $  (11)
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
      Distributions from partnership          -     3,000
      Decrease in deferred taxes and
        tax credits                       (910)     (633)
      Decrease in accounts receivable -
        affiliates                        1,180       644
                                         ------    ------
Net cash provided by operating activities   271     3,000
                                         ------    ------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends to parent                (271)   (3,000)
                                         ------    ------
Net cash used in financing activities     (271)   (3,000)
                                         ------    ------
NET INCREASE IN CASH                          -         -

CASH AT BEGINNING OF YEAR                     -         -
                                         ------    ------
CASH AT END OF YEAR                      $    -    $    -
                                         ======    ======


   The accompanying notes are an integral part of these
                   financial statements.

                   CONEJO ENERGY COMPANY

               NOTES TO FINANCIAL STATEMENTS

                      MARCH 31, 1996
                  (Dollars in thousands)

                        (Unaudited)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Basis of Presentation

  The accompanying financial statements include the accounts of Conejo and its 50 percent investment in Del
  Ranch L.P. (the Partnership). Conejo accounted for its investment in the Partnership on the equity method until June 1993, at which time Conejo wrote down its investment to an amount which equaled its estimate of future cash flows to be generated by the project. As a result, subsequent to July 1993 Conejo discontinued recognizing income from the Partnership and began reducing its investment as cash was received.

2. INVESTMENT IN ENERGY PROJECT

  The following table presents summarized financial information of the Partnership:

                                  Three Months Ended
                                        March 31,
                                  1996         1995

  Revenue                        $11,385      $ 9,429
  Expenses                         7,996        7,405
                                 -------      -------
  Net income                     $ 3,389      $ 2,024
                                 =======      =======

                                  March 31, December 31,
                                    1996       1995

  Other assets                  $28,934     $29,617
  Property, plant and
     equipment, net              62,582      62,894
                                -------     -------
  Total assets                  $91,516     $92,511
                                =======     =======
  Other liabilities             $ 2,082     $ 3,016
  Project debt                   23,873      27,324
  Partners' equity               65,561      62,171
                                -------     -------
  Total liabilities and
    partners' equity            $91,516     $92,511
                                =======     =======

The difference between Conejo's 50 percent share of the net income and partners' capital reflected above and the amounts reflected as income from equity investments and investment in partnership in the accompanying financial statements is the result of the impairment write down taken by Conejo as well as the subsequent non-recognition of earnings by Conejo.

                   NIGUEL ENERGY COMPANY

                      BALANCE SHEETS
                      (In thousands)

                        (Unaudited)


                                       March 31,  December 31,
                                         1996      1995
ASSETS

Accounts receivable - affiliates       $     -    $ 3,323
Investment in partnership               17,623     17,623
                                       -------    -------
Total assets                           $17,623    $20,946
                                       =======    =======


LIABILITIES AND SHAREHOLDER'S EQUITY

Deferred taxes and tax credits         $14,729    $15,511
                                       -------    -------
          Total liabilities             14,729     15,511
                                       -------    -------

Shareholder's equity:
Common stock, no par value;
  10,000 shares authorized;
  100 shares issued and outstanding          -          -
Additional paid-in capital              20,986     23,533
Accumulated deficit                   (18,092)   (18,098)
                                       -------    -------
          Total shareholder's equity     2,894      5,435
                                       -------    -------
Total liabilities and shareholder's
  equity                               $17,623    $20,946
                                       =======    =======


   The accompanying notes are an integral part of these
                      balance sheets.

                   NIGUEL ENERGY COMPANY

                   STATEMENTS OF INCOME
                      (In thousands)

                        (Unaudited)



                                         Three Months Ended
                                             March 31,

                                        1996         1995

Operating Revenue:
  Equity in income from partnership    $     -     $     -
                                       -------     -------
      Total operating revenue                -           -
                                       -------     -------
Operating Expenses:
  Administrative and general
    expenses                               171         171
                                       -------     -------
     Total operating expenses              171         171
                                       -------     -------
Loss before income taxes                   171       (171)

Credit for income taxes                  (177)       (184)
                                       -------     -------
NET INCOME (LOSS)                      $     6     $    13
                                       =======     =======


   The accompanying notes are an integral part of these
                   financial statements.

                   NIGUEL ENERGY COMPANY

                 STATEMENTS OF CASH FLOWS
                      (In thousands)


                                           Three Months Ended
                                                March 31,

                                           1996       1995
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                              $    6    $   13
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
      Distributions from partnership           -     3,500
      Decrease in deferred taxes and
        and tax credits                    (782)     (822)
      Decrease in accounts receivable -
        affiliates                         3,323       809
                                          ------    ------
Net cash provided by operating activities  2,547     3,500

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends to parent               (2,547)   (3,500)
                                          ------    ------
Net cash used in financing activities    (2,547)   (3,500)
                                          ------    ------
NET INCREASE IN CASH                           -         -

CASH AT BEGINNING OF YEAR                      -         -
                                          ------    ------
CASH AT END OF YEAR                       $    -    $    -
                                          ======    ======


   The accompanying notes are an integral part of these
                   financial statements.

                   NIGUEL ENERGY COMPANY

               NOTES TO FINANCIAL STATEMENTS

                      MARCH 31, 1996
                  (Dollars in thousands)

                        (Unaudited)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Basis of Presentation

  The accompanying financial statements include the accounts of Niguel and its 50 percent investment in Elmore L.P. (the Partnership). Conejo accounted for its investment in the Partnership on the equity method until June 1993, at which time Elmore wrote down its investment to an amount which equaled its estimate of future cash flows to be generated by the project. As a result, subsequent to July 1993 Elmore discontinued recognizing income from the Partnership and began reducing its investment as cash was received.

4. INVESTMENT IN ENERGY PROJECT

  The following table presents summarized financial information of the Partnership:
                                       Three Months Ended
                                            March 31,

                                       1996         1995

  Revenue                           $10,123      $10,752
  Expenses                            7,270        7,549
                                    -------      -------
  Net income                        $ 2,853      $ 3,203
                                    =======      =======

                                    March 31,   December 31,
                                      1996        1995

  Other assets                       $27,332      $29,898
  Property, plant and
     equipment, net                   68,671       69,060
                                     -------      -------
  Total assets                       $96,003      $98,958
                                     =======      =======
  Other liabilities                  $ 1,084      $ 3,277
  Project debt                        25,010       28,626
  Partners' equity                    69,909       67,055
                                     -------      -------
  Total liabilities and
    partners' equity                 $96,003      $98,958
                                     =======      =======

The difference between Niguel's 50 percent share of the net income and partners' capital reflected above and the amounts reflected as income from equity investments and investment in partnership in the accompanying financial statements is the result of the impairment write down taken by Niguel as well as the subsequent non-recognition of earnings by Niguel.

                 SAN FELIPE ENERGY COMPANY

                      BALANCE SHEETS
                      (In thousands)



                                     March 31,    December 31,
                                        1996         1995
                                    (Unaudited)

ASSETS

Accounts receivable - affiliates       $     -      $11,098
Investment in partnership               18,690       18,690
                                       -------      -------
Total assets                           $18,690      $29,788
                                       =======      =======


LIABILITIES AND SHAREHOLDER'S EQUITY

Deferred taxes and tax credits         $16,009      $16,702
                                       -------      -------
          Total liabilities             16,009       16,702
                                       -------      -------

Shareholder's equity:
Common stock, no par value;
  10,000 shares authorized;
  100 shares issued and outstanding          -            -
Additional paid-in capital               7,890       18,282
Retained earnings (deficit)            (5,209)      (5,196)
                                       -------      -------
          Total shareholder's equity     2,681       13,086
                                       -------      -------
Total liabilities and shareholder's
  equity                               $18,690      $29,788
                                       =======      =======




   The accompanying notes are an integral part of these
                      balance sheets.

                 SAN FELIPE ENERGY COMPANY

                 STATEMENTS OF OPERATIONS
                      (In thousands)

                        (Unaudited)



                                         Three Months Ended
                                               March 31,

                                           1996       1995
Operating Revenue:
  Equity in income from partnership       $   -      $   -
                                          -----      -----
      Total operating revenue                 -          -
                                          -----      -----
Operating Expenses:
  Administrative and general
    expenses                                171        171
                                          -----      -----
     Total operating expenses               171      (171)
                                          -----      -----
Income (loss) before income taxes           171      (171)

Provision (credit) for income taxes       (158)      (140)
                                          -----      -----
NET INCOME (LOSS)                        $ (13)     $ (31)
                                          =====      =====


   The accompanying notes are an integral part of these
                   financial statements.

                 SAN FELIPE ENERGY COMPANY

                 STATEMENTS OF CASH FLOWS
                      (In thousands)

                        (Unaudited)


                                         Three Months Ended
                                               March 31,

                                             1996    1995
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                     $   (13)  $  (31)
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
      Distributions from partnership           -    3,000
      Decrease in deferred taxes and
        tax credits                        (693)    (267)
      Decrease in accounts receivable -
        affiliates                        11,098      298
                                         -------   ------
Net cash provided by operating activities 10,392    3,000

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends to parent              (10,392)  (3,000)
                                         -------   ------
Net cash used in financing activities   (10,392)  (3,000)
                                         -------   ------
NET INCREASE IN CASH                           -        -

CASH AT BEGINNING OF YEAR                      -        -
                                         -------   ------
CASH AT END OF YEAR                      $     -   $    -
                                         =======   ======


   The accompanying notes are an integral part of these
                   financial statements.


                 SAN FELIPE ENERGY COMPANY


               NOTES TO FINANCIAL STATEMENTS

                      MARCH 31, 1996
                  (Dollars in thousands)

                        (Unaudited)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a.  Basis of Presentation

  The accompanying financial statements include the accounts of San Felipe and its 50 percent investment in Leathers, L.P. (the Partnership). San Felipe accounted for its investment in the Partnership on the equity method until June 1993, at which time Elmore wrote down its investment to an amount which equaled its estimate of future cash flows to be generated by the project. As a result, subsequent to July 1993 San Felipe discontinued recognizing income from the Partnership and began reducing its investment as cash was received.

4. INVESTMENT IN ENERGY PROJECT

  The following table presents summarized financial
  information of the Partnership:
                                       Three Months Ended
                                           March 31,
                                       1996         1995

  Revenue                            $10,138     $10,674
  Expenses                             7,971       8,751
                                     -------     -------
  Net income                         $ 2,167     $ 1,923
                                     =======     =======

                                   March 31, December 31,
                                      1996        1995


  Other assets                       $14,437    $ 28,094
  Property, plant and
     equipment, net                   58,379      83,386
                                     -------    --------
  Total assets                       $72,816    $111,480
                                     =======    ========
  Other liabilities                  $   669    $  3,604
  Project debt                                    53,464
  Partners' equity                    72,147      54,412
                                     -------    --------
  Total liabilities and
partners' equity                     $72,816    $111,480
                                     =======    ========

The difference between San Felipe's 50 percent share of the net income and partners' capital reflected above and the amounts reflected as income from equity investments and investment in partnership in the accompanying financial statements is the result of the impairment write down taken by San Felipe as well as the subsequent non-recognition of earnings by San Felipe.

(b) Pro Forma financial information

   PRO FORMA CONDENSED COMBINED UNAUDITED FINANCIAL DATA

     The following Pro Forma Condensed Combined Unaudited
Balance Sheet as of March 31, 1996 and the Pro Forma
Condensed Combined Unaudited Statements of Earnings for the year ended December 31, 1995 and the three months ended
March 31, 1996 of CalEnergy (the "Company") combine the historical consolidated balance sheets of the Company and BN Geothermal, Inc., Niguel Energy Company, San Felipe
Energy Company and Conejo Energy Company (collectively referred to as the "Acquired Companies") as if the acquisition of the Acquired Companies had been effected on March 31, 1996 and the historical statements of income as if the acquisition of the Acquired Companies had been effected at the beginning of each of the periods presented.
The acquisition of the Acquired Companies is recorded under the purchase method of accounting, after giving effect to the pro forma adjustments and assumptions described in the accompanying notes.

     The Company has completed its preliminary assessment of the fair values of the Acquired Company's assets and liabilities. The Company expects to finalize its fair value assessment in 1996. Accordingly, the final pro forma combined amounts may differ from those set forth herein.

     The pro forma condensed combined unaudited financial data are intended for information purposes only and are not intended to present the results that would have actually occurred if the acquisition of the Acquired Companies had been in effect on the assumed dates and for the assumed periods, and are not necessarily indicative of the results that may be obtained in the future.

                PRO FORMA UNAUDITED CONDENSED BALANCE SHEET
                              March 31, 1996
                              (In thousands)

                                                         (2,3A,B&C)
                                        The   Acquired   Pro Forma    Pro Forma
                                      Company Companies  Adjustments   Combined

Assets
Cash and Investments                 $144,568  $     -  $(31,564)  $  113,004
Joint venture cash and investments     56,764        -    26,182       82,946
Restricted cash                       124,818        -         -      124,818
Short-term investments                 12,691        -         -       12,691
Accounts receivable and other assets   47,527        -    19,379       66,906
Due from Joint Ventures                27,731        -         -       27,731
Properties, plants, contracts and
  equipment, net                    1,860,094        -    77,986    1,938,080
Notes receivable-Joint Ventures        11,561        -         -       11,561
Excess of cost over fair value of
  net assets acquired, net            299,739        -         -      299,739
Investments in partnerships            60,207   55,543   (55,543)      60,207
Deferred charges and other assets      75,700    8,692    (8,692)      75,700
                                   ----------  -------   --------   ----------
  Total assets                     $2,721,400  $64,235  $ 27,748   $2,813,383
                                   ==========  =======   ========   ==========

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable                  $    7,768  $     -  $  1,062    $    8,830
Other accrued liabilities             97,452        -     4,203       101,655
Project finance loans                235,464        -  (48,282)       187,182
Construction loans                   251,386        -         -       251,386
Senior discount notes                489,517        -         -       489,517
Salton Sea notes and bonds           452,088        -   135,000       587,088
Limited recourse senior secured
  notes                              200,000        -         -       200,000
Convertible subordinate debentures   100,000        -         -       100,000
Convertible debt (Note 13)            64,850        -         -        64,850
Deferred income taxes                228,063   43,487  (43,487)       228,063
                                  ----------  -------  --------    ----------
Total liabilities                  2,126,588   43,487    48,496     2,218,571

Deferred income                       25,584        -         -        25,584

Total stockholders' equity           569,228   20,748  (20,748)       569,228
                                  ----------  -------  --------    ----------
Total liabilities and stockholders'
  equity                          $2,721,400  $64,235  $ 27,748    $2,813,383
                                  ==========  =======  ========    ==========


 The accompanying notes are an integral part of these pro forma unaudited condensed financial statements.

            PRO FORMA UNAUDITED CONDENSED STATEMENTS OF EARNING
                   for the Year Ended December 31, 1995
                   (In thousands, except per share data)


                                                       (1&3D)
                                     The    Acquired  Pro Forma    Pro Forma
                                  Company  Companies  Adjustments   Combined

Revenue:
Sales of electricity and steam     $335,630  $     -    $97,728     $433,358
Royalty income                       19,482        -        980       20,462
Interest and other income            43,611        -        401       44,012
                                   --------  -------    -------     --------
  Total revenues                    398,723        -     99,109      497,832
                                   --------  -------    -------     --------
Cost and expenses:
Plant operations                     79,294        -     45,604      124,898
General and administration           23,376    2,740      1,064       27,180
Royalties                            24,308        -          -       24,308
Depreciation and amortization        72,249        -     19,035       91,284
Loss on equity investment in
  Casecnan                              362        -          -          362
Interest                            134,637        -      8,148      142,785
Less interest capitalized          (32,554)        -      (604)     (33,158)
                                   --------  -------    -------     --------
  Total expenses                    301,672    2,740     73,247      377,659
                                   --------  -------    -------     --------
Income before provision for
  income taxes                       97,051  (2,740)     25,862      120,173
Provision for income taxes           30,631  (2,959)     12,944       40,616
                                   --------  -------    -------     --------
Income before minority interest and
  preferred dividends                66,420      219     12,918       79,557
Minority interest                     3,005        -    (3,005)            -
                                   --------  -------    -------     --------
Net Income                           63,415      219     15,923       79,557
Preferred dividends                   1,080        -          -        1,080
                                   --------  -------    -------     --------
Net income available to common
  stockholders                     $ 62,335  $   219    $15,923      $78,477
                                   ========  =======    =======      =======

Net income per share-primary       $   1.25                       $  1.49
                                   --------                      --------
Net income per share-fully diluted $   1.18                       $  1.39
                                   --------                      --------
Average number of shares
  outstanding-primary                49,971                        52,772
                                   --------                      --------
Fully diluted shares                 57,742                        60,543
                                   --------                      --------
 The accompanying notes are an integral part of these pro forma unaudited condensed financial statements.

            PRO FORMA UNAUDITED CONDENSED STATEMENTS OF EARNING
                 for the Three Months Ended March 31, 1996
                   (In thousands, except per share data)

                                                         (1&3D)
                                    The    Acquired    Pro Forma  Pro Forma
                                  Company  Companies  Adjustments Combined

Revenue:
Sales of electricity and steam      $75,944  $     -    $18,250  $ 94,194
Royalty income                        3,893        -          -     3,893
Interest and other income            10,519        -       (44)    10,475
                                    -------  -------    -------  --------
  Total revenues                     90,356        -     18,206   108,562
                                    -------  -------    -------  --------
Cost and expenses:
Plant operations                     18,956        -      9,911    28,867
General and administration            4,179      684          -     4,863
Royalties                             4,375        -          -     4,375
Depreciation and amortization        18,053        -      3,831    21,884
Loss on equity investment in
  Casecnan                              962        -          -       962
Interest                             34,779        -      1,683    36,462
Less interest capitalized          (11,906)        -          -  (11,906)
                                    -------  -------    -------  --------
  Total expenses                     69,398      684     15,425    85,507
                                    -------  -------    -------  --------
Income before provision for
  income taxes                       20,958    (684)      2,781    23,055
Provision for income taxes            6,497    (644)      1,728     7,581
                                    -------  -------    -------  --------
Net income available to common
  stockholders                      $14,461 $   (40)    $ 1,053  $ 15,474
                                    =======  =======    =======  ========

Net income per share-primary        $   .27                      $    .29
                                    -------                      --------
Net income per share-fully diluted  $   .26                      $    .28
                                    -------                      --------
Average number of shares
  outstanding-primary                54,114                        54,114
                                    -------                      --------
Fully diluted shares                 63,228                        63,228
                                    -------                      --------

  The accompanying notes are an integral part of these pro forma unaudited condensed financial statements.
       NOTES TO PRO FORMA CONDENSED COMBINED UNAUDITED
                       FINANCIAL DATA

                    (Table in thousands)

      On April 17, 1996, a subsidiary of CalEnergy Company, Inc. (the "Company") acquired all of the stock of BN Geothermal, Inc. ("BNG"), Niguel Energy Company ("Niguel"), San Felipe Energy Company ("San Felipe") and Conejo Energy Company (collectively referred to as the "Acquired Companies") from Edison Mission Energy for $70 million. The Acquired Companies own 50% partnership interests in each of the Imperial Valley partnership projects (the "Partnership Projects") in which the Company had an existing 50% interest resulting from the acquisition of Magma Power Company. The acquisition of the Acquired Companies has been accounted for as a purchase business combination pursuant to the principles of APB Opinion No. 16, "Business Combinations." In applying APB No. 16, all identifiable assets acquired and liabilities assumed are assigned a portion of the cost of acquiring the Acquired Companies, equal to their fair values at the date of the acquisitions. The net cash flow projections used for determining the fair values in the purchase accounting were those used for the acquisitions as prepared by the Company and reflect estimated cost reductions. The resulting purchase accounting adjustments are based on the historical financial statements of the Acquired Companies and the Partnership Projects in which the Acquired Companies have invested.

  The Pro Forma Condensed Combined Unaudited Financial Data are based on the following assumptions:

     1. The acquisition of the Acquired Companies occurred at the beginning of the periods presented for statements of earnings purposes.

     2. The Acquired Companies will be consolidated with the Company based on their proportionate share of Partnership Projects in which they have invested.

     3. The pro forma adjustments to reflect the effect of the acquisition of the Acquired Companies are as follows:

       A.    The adjustments which have been made to the  net
       assets  of  the  Acquired  Companies  to  reflect  the
       effect  of  the  acquisitions  accounted  for   as   a
       purchase business combination follow:

       Property and plant.........................$(101,999)
       Power sale agreements......................   44,797
       Other assets and liabilities................  (4,882)
                                                   ---------
          Decrease in net assets..................$ (62,084)
                                                   =========

       B. The Salton Sea Funding Corporation notes and bonds were issued and all existing project level debt of the Partnership Projects was paid off at the date of the pro forma balance sheet.

       C. Elimination of deferred income taxes of the Acquired Companies as a result of the election to step up the tax basis of assets acquired.

       D.    The  pro  forma  adjustments to  the  Pro  Forma
       Condensed Combined Unaudited Statements of Earnings are as follows:

           i. Provide depreciation and amortization of the fair values assigned to all identifiable assets as described below and capitalize interest on costs allocated to projects under development and construction. The Company's policy is to provide depreciation and amortization expense upon the commencement of revenue production over the estimated remaining useful life of the identifiable assets and to periodically assess the carrying value of such assets for possible impairment in accordance with the provisions of Statement of Financial Accounting Standards No. 121.

           The fair value of property and equipment, net of salvage value, and exploration and development cost is depreciated using the straight line method over the remaining portion (approximately 23 years) of the original 30-year life.

           Power sales agreements have been assigned values separately for each of (1) the remaining portion of the scheduled price periods of the power sales agreements and (2) the 20 year avoided cost periods of the power sales agreements and are being amortized separately over such periods using the straight line method.

           ii. Adjust interest relating to (1) the issuance of the Salton Sea Funding Corporation notes and bonds net of the repayment of all project level debt at the Partnership Projects and (2) the use of existing funds.

           iii.   For  the  year  ended  December  31,  1995,
           reflect   the  Magma  Acquisition  as  a  purchase
           business combination beginning January 1, 1995.

           iv.   Change in income tax expense as a result  of
           pro   forma   adjustments  which  affect   taxable
           income.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CalEnergy  Company, Inc.


                                        By:  /s/ Douglas L. Anderson

                                                 Douglas L. Anderson
                                                 Assistant Secretary

Dated: July 1, 1996